UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual General Meeting of Shareholders of Cimpress N.V. on November 15, 2016, our shareholders approved the amendment to our 2016 Performance Equity Plan, or 2016 Plan, described below. Our Supervisory Board and Management Board administer the 2016 Plan, which allows us to grant performance share units, or PSUs, to our employees, officers, directors (including members of the Management Board and Supervisory Board), consultants, and advisors. Subject to adjustment in the event of stock splits, stock dividends, and other similar events, we may make awards under the 2016 Plan for up to 8,000,000 of our ordinary shares. Under each PSU award granted under the 2016 Plan, one unit represents a right to receive between 0 and 2.5 ordinary shares of Cimpress N.V. upon the satisfaction of both service-based vesting over time and performance conditions relating to the compound annual growth rate, or CAGR, of the three-year moving average of our share price, or 3YMA, over a 6- to 10-year period. Under the 2016 Plan, the minimum performance threshold that triggers the issuance of ordinary shares pursuant to PSU awards for employees other than Robert Keane is an 11% 3YMA CAGR in years six through nine of each award and a 7% 3YMA CAGR in year ten of the award. However, PSU awards granted to Robert Keane have a higher performance threshold: The performance condition for Mr. Keane's PSU awards is the achievement of an 11% 3YMA CAGR in all years six through ten; unlike PSUs granted to other participants in the 2016 Plan, Mr. Keane's minimum performance threshold is not reduced in year ten.

The amendment to the 2016 Plan approved by our shareholders provides that all PSU awards granted to members of our Supervisory Board will have a minimum performance threshold of an 11% 3YMA CAGR in all years six through ten of each award, like PSUs granted to Mr. Keane, instead of the 7% 3YMA CAGR threshold in year ten that applies to other participants' PSUs.

The foregoing is not a complete description of the 2016 Plan as amended and is qualified by reference to the full text and terms of the plan, which is filed as an exhibit to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

Cimpress N.V. held an Annual General Meeting of Shareholders on November 15, 2016, at which our shareholders took the following actions on the following proposals. There were 31,650,435 ordinary shares of Cimpress N.V. issued, outstanding, and eligible to vote at the record date of October 18, 2016.

     (1) Our shareholders reappointed Paolo De Cesare to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2020.

(2) Our shareholders reappointed Mark T. Thomas to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2020.

(3) Our shareholders appointed Sophie A. Gasperment to our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2020.

(4) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 24, 2016.

(5) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2016.

(6) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2016.

(7) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the fiscal year ended June 30, 2016.

(8) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, to repurchase up to 6,300,000 of our issued and outstanding ordinary shares until May 15, 2018.

(9) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 15, 2018 to issue ordinary shares or grant rights to subscribe for ordinary shares up to a maximum of (i) 10% of our outstanding share capital at the time of issue for general corporate purposes including but not limited to equity compensation, acquisitions, and financings, and (ii) an additional 10% of our outstanding share capital at the time of issue in connection with our acquisition of all or a majority of the equity or assets of another entity.

(10) Our shareholders authorized our Management Board, acting with the approval of our Supervisory Board, until May 15, 2018 to resolve to exclude or restrict our shareholders’ preemptive rights under Dutch law with respect to ordinary shares and rights to subscribe for ordinary shares.

(11) Our shareholders appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

(12) Our shareholders approved the new compensation program for our Supervisory Board described in our definitive proxy statement dated October 24, 2016.

(13) Our shareholders approved the amendment to our 2016 Performance Equity Plan described in our definitive proxy statement dated October 24, 2016.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint Paolo De Cesare to Supervisory Board	23,440,366	120,488	24,453	4,286,789
2. Reappoint Mark T. Thomas to Supervisory Board	23,372,136	188,753	24,418	4,286,789
3. Appoint Sophie A. Gasperment to Supervisory Board	23,440,328	120,535	24,444	4,286,789
4. Approve executive compensation (non-binding)	23,386,887	172,473	25,947	4,286,789
5. Adopt statutory annual accounts	27,805,870	1,195	65,031	—
6. Discharge Management Board from liability	23,540,183	19,251	25,873	4,286,789
7. Discharge Supervisory Board from liability	23,540,583	19,851	24,873	4,286,789
8. Authorize repurchase of up to 6,300,000 ordinary shares	22,743,512	5,128,359	225	—
9. Authorize issuance of ordinary shares and rights to subscribe for ordinary shares	21,802,956	310,459	1,471,892	4,286,789
10. Authorize exclusion or restriction of shareholders' preemptive rights	21,699,369	402,261	1,483,677	4,286,789
11. Appoint PricewaterhouseCoopers LLP	27,661,253	181,967	28,876	—
12. Approve Supervisory Board compensation program	18,097,584	4,015,914	1,471,809	4,286,789
13. Approve amendment to 2016 Performance Equity Plan	18,436,665	3,653,208	1,495,434	4,286,789

Item 9.01.  Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2016	CIMPRESS N.V.

	By:	/s/Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	2016 Performance Equity Plan as amended